POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that ARTHUR V. FERRARA, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                            /s/ Arthur V. Ferrara
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Alexander M. Grant, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: April 10, 1991                           /s/ Alexander M. Grant
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that FRANK L. PEPE, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                               /s/ Frank L. Pepe
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that JOHN C. ANGLE, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                              /s/ John C. Angle
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that LEO R. FUTIA, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                              /s/ Leo R. Futia
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that WILLIAM W. HEWITT, JR., whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                            /s/ William W. Hewitt
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that SIDNEY I. LIRTZMAN, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                           /s/ Sidney I. Lirtzman
                                          --------------------------------------
                                                        Signature

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that ROBERT G. SMITH, whose signature appears below, constitutes and appoints John M. Smith, Herbert N. Grolnick and Thomas R. Hickey, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE GUARDIAN BOND FUND, INC. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


Dated: March 28, 1991                            /s/ Robert G. Smith
                                          --------------------------------------
                                                        Signature